EXCHANGE AGREEMENT

                                     Between

                              QMNI PARKPASS, INC.,

                           INVVISION CAPITAL, INC. and

                   THE SHAREHOLDERS OF INVVISION CAPITAL, INC.


                              Dated April 20, 2001













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                                TABLE OF CONTENTS


ARTICLE I REPRESENTATIONS, COVENANTS, AND WARRANTIES
OF INVVISION...................................................................1
   Section 1.01 Due Organization and Qualification.............................1
   Section 1.02 Authorization; Non-Contravention; Approvals....................1
   Section 1.03 Capitalization.................................................2
   Section 1.04 Subsidiaries and Predecessor Corporations......................2
   Section 1.05 Financial Statements...........................................3
   Section 1.06 Liabilities and Obligations....................................3
   Section 1.07 Taxes..........................................................3
   Section 1.08 Absence of Certain Changes or Events...........................3
   Section 1.09 Assets.........................................................4
   Section 1.10 Litigation and Compliance with Law.............................5
   Section 1.11 Material Contracts.............................................5
   Section 1.12 Material Contract Defaults.....................................6
   Section 1.13 Labor and Employee Relations...................................6
   Section 1.14 Insurance......................................................6
   Section 1.15 Material Transactions or Affiliations..........................6
   Section 1.16 Invvision Schedules............................................7
   Section 1.17 Disclosure.....................................................7
ARTICLE II REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE
INVVISION SHAREHOLDERS.........................................................7
   Section 2.01 Ownership of Invvision Shares..................................7
ARTICLE III REPRESENTATIONS, COVENANTS, AND WARRANTIES
OF OMNI PARK...................................................................8
   Section 3.01 Due Organization and Qualification.............................8
   Section 3.02 Authorization; Non-Contravention; Approvals....................8
   Section 3.03 Capitalization.................................................8
   Section 3.04 Subsidiaries and Predecessor Corporations......................9
   Section 3.05 Financial Statements...........................................9
   Section 3.06 Liabilities and Obligations....................................9
   Section 3.07 Taxes..........................................................9
   Section 3.08 Absence of Certain Changes or Events..........................10
   Section 3.09 Assets........................................................11
   Section 3.10 Litigation and Compliance with Law............................11
   Section 3.11 Material Contracts............................................12
   Section 3.12 Labor and Employee Relations..................................12
   Section 3.13 Schedules.....................................................12
   Section 3+14 Shareholders' Equity..........................................12
ARTICLE IV PLAN OF EXCHANGE...................................................12
   Section 4.01 The Exchange..................................................12
   Section 4.02 Appointment of New Directors..................................13
   Section 4.03 Closing.......................................................13


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   Section 4.04 Closing Events................................................13
ARTICLE V SPECIAL COVENANTS...................................................13
   Section 5.01 Stockholder Meeting of Omni Park..............................13
   Section 5.02 Access to Properties and Records..............................13
   Section 5.03 Delivery of Books and Records.................................14
   Section 5.04 Special Covenants and Representations
    Regarding the Exchanged Stock.............................................14
   Section 5.05 Third Party Consents and Certificates.........................14
   Section 5.06 Actions Prior to Closing......................................14
   Section 5.07 Indemnification...............................................15
ARTICLE VI CONDITIONS PRECEDENT TO OBLIGATIONS
OF INVVISION AND THE INVVISION SHAREHOLDERS...................................15
   Section 6.01 Accuracy of Representations...................................15
   Section 6.02 Officer's Certificates........................................16
   Section 6.03 No Material Adverse Change....................................16
   Section 6.04 Good Standing.................................................16
   Section 6.05 Board of Directors Approval...................................16
   Section 6.06 Other Items.................................................. 16
ARTICLE VII CONDITIONS PRECEDENT TO OBLIGATIONS OF OMNI PARK................. 16
   Section 7.01 Accuracy of Representations...................................16
   Section 7.02 Stockholder Approval..........................................17
   Section 7.03 Officer's Certificate.........................................17
   Section 7.04 No Material Adverse Change....................................17
   Section 7 O5 Good Standing.................................................17
   Section 7.06 Other Items...................................................17
ARTICLE VIII MISCELLANEOUS....................................................17
   Section 8.0l Brokers.......................................................17
   Section 8.02 Governing Law.................................................18
   Section 8.03 Notices.......................................................18
   Section 8.04 Attorney's Fees...............................................18
   Section 8.05 Confidentiality...............................................18
   Section 8.06 Schedules; Knowledge..........................................19
   Section 8.07 Third Party Beneficiaries.....................................19
   Section 8.08 Entire Agreement..............................................19
   Section 8.09 Survival; Termination.........................................19
   Section 8.10 Counterparts..................................................19
   Section 8.11 Amendment or Waiver...........................................19











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                               EXCHANGE AGREEMENT

         THIS EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement"), is entered into as of this 20th day of April, 2001, by and among EWlS1ON CAPITAL, INC., a Texas corporation ("Invvision"), those persons identified in Schedule "A". attached hereto, who are the beneficial owners of 4,257,393 shares of common stock of Invvision ("Common Stock"), which constitutes 100% of the outstanding capital stock of Invvision ("Invvision Shareholders"), and OMNI PARKPASS5 INC., a Nevada corporation ("Omni Park") which is a publicly held company currently subject to the reporting requirements of Section 12(g) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act."

                                    Premises

         This Agreement provides for the acquisition by Omni Park of all of the issued and outstanding shares of Invvision solely in exchange for voting shares of Omni Park, on the terms and conditions hereinafter provided, all for the purpose of effecting a so-called "tax-free" reorganization pursuant to Section 36S(a)(I)(B) of the Internal Revenue Code of 1954, as amended.

                                   Agreement

         NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:
ARTICLE I

                   REPRESENTEONS, COVENANTS, AND WARRANTIES
                                  OF INVVISION

         As an inducement to, and to obtain the reliance of Omni Park, Invvision represents and warrants as follows:

         Section 1,01 Due Organization and Qualification. Invvision is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of public authorities and to carry on its business in the places and in the manner as now conducted Invvision has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as such business is currently being conducted. Schedule 1.01, attached hereto, includes true, complete and correct copies of the Articles/Certificate of Incorporation, (as amended?), and Bylaws of Invvision as in effect on the date hereof.

         Section 1.02 Authorization; Non-Contravention: Approvals.

                  (a) lnvvision has the requisite power and authority to enter into this Agreement. The board of directors of Invvision has authorized the execution, delivery and performance of this Agreement and has approved the transactions contemplated hereby, and approved the submission of this Agreement and the transactions contemplated hereby to the shareholders of Invvision for their approval with the recommendation that the reorganization be accepted. No additional corporate proceedings on the part of Invvision is necessary to authorize the execution and


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         delivery of this  Agreement  and the  consummation  by Invvision of the transactions  contemplated  hereby.  This  Agreement  has been duly and
         validly   executed  and  delivered  by  Invvision,   and  assuming  due
         authorization, execution and delivery hereof by Omni Park, constitutes a valid and binding agreement of lnvvision enforceable against it in accordance with its terms.

                  (b) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with he terms hereof will not, violate or result in a breach of any provision of or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any encumbrance upon any of the properties or assets of Invvision under any of the terms, conditions or provisions of
         (i) the Articles of Incorporation or Bylaws of Invvision, (ii) any laws applicable to Invvision or any of the properties or assets of lnvvision, or (iii) any material note, bond, indenture, mortgage, deed of trust, license, ftanchise9 permit, concession, lease or other material instrument, obligation or agreement of any kind to which lnvvision is now a party or by which any of their properties or assets may be bound or affected.

                  (c) lnvvision has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable them to conduct their business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no declaration, filing or registration with, or notice to, or authorization, consent, approval or order of any governmental authority or third party is necessary for the execution and delivery of this Agreement by Invvision or the consummation by Invvision of the transactions contemplated hereby. Except as set forth in Schedule I .02(c). attached hereto, none of the contracts or agreements with material customers or contracts providing for purchases or services or other material agreements, licenses or permits to which Invvision is a party requires notice to, or the consent or approval of; any third party for the execution and delivery of this Agreement by lnvvision and the consummation of the transactions contemplated hereby.

         Section 1.03 Capitalization- The authorized capitalization of Invvision consists of 20,000,000 shares of common stock, $0.01 par value per share, of which 4,257,393 shares are currently issued and outstanding. All of the issued and outstanding shares of Invvision are owned beneficially and of record by the shareholders set forth in Schedule .03. attached hereto. All of the issued and outstanding shares of Invvision have been duly authorized and validly issued, are fully paid and nonassessable, and were offered, issued, sold and delivered by Invvision in compliance with all applicable laws, including, without limitation, those laws concerning the issuance of securities. None of such shares were issued in violation of the pre-emptive rights of any past or present shareholder- No subscription, option, warrant, call, convertible or exchangeable security, other conversion right or commitment of any kind exists which obligates Invvision to issue any of its outstanding capital stock or to purchase any capital stock of Invvision.

         Section 1.04 Subsidiaries and Predecessor Corporations. Other than as set forth in Schedule 1.04 attached hereto, Invvision does not own, of record or beneficially, or control, directly or indirectly. any capital stock, securities convertible into or exchangeable for capital stock of any other equity flit crest in any corporation. association or other business entity. Invvision is not directly or indirectly, a participant in any joint venture, limited liability company partnership or other noncorporate entity.


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         Section 1.05 Financial Statements.

                  (a) Schedule 1.05(a). attached hereto, includes a list of the assets of Invvision as of the closing date. Invvision will prepare and file with the U.S. Securities & Exchange Commission an audited statement within sixty (60) days.

                  (b) All  such  financial  statements  have  been  prepared  in accordance with generally accepted accounting principles. The audited balance sheet presents fairly, as of its date, the financial condition of Invvision. The statements of income, stockholders' equity and changes in financial condition of Invvision reflect fairly the information required to be set forth therein by generally accepted accounting principles. The books of account of Invvision have been kept accurately in all material respects in the ordinary course of business, the transaction entered therein represent bona fide transactions, and the revenues, expenses, assets and liabilities of Invvision have been property recorded therein in all material respects.

         Section 1.06 Liabilities and Obligations. Invvision did not have, as of the date of its balance sheet, nor has incurred since that date, except as and to the extent reflected or reserved against therein, any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature which should be reflected in a balance shed or the notes thereto, prepared in accordance with generally accepted accounting principles.

         Section 1.07 Taxes. Invvision has timely filed all requisite federal, state, local and other tax returns for all fiscal periods ended on or before the date hereof, and has duly paid in flail or made adequate provision in the financial statements for the payment of all taxes for all periods ending at or prior to the date hereof. Schedule I .07 attached hereto, includes true and correct copies of the federal income tax returns of Invvision filed since its date of inception. To Invvision's actual knowledge, there are no examinations in progress or claims against Invvision relating to taxes for any period prior to and including the balance sheet date and no written notice of any claim for taxes, whether pending or threatened, has been received. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial. Invvision owe any unpaid federal, state, county, local or other taxes (including any deficiencies, interest or penalties) through the date hereof, for which Invvision may be liable in its own right or as a transferee of the assets of, or as a successor to, any other corporation or entity. Furthermore, except as accruing in the normal course of business, Invvision does not owe any accrued and unpaid taxes to date of this Agreement.

         Section 1.08 Absence of Certain Changes or Events. Since March 31, 2001, except as set forth in this Agreement or in Schedule E .08 attached hereto, Invvision has conducted its operations in the ordinary course of business and there has not been

                  (a) any material adverse change in the business, operations, properties, condition (financial or otherwise), assets, liabilities (contingent or otherwise), results of operations or prospects of Invvision;

                  (b) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of Invvision;

                  (c). any change in the authorized capital stock of Invvision or in its outstanding securities or any change in the Invvision Shareholders' ownership interests in Invvision or any grant of any options, warrants, calls, conversion rights or commitments;


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                  (d) any declaration or payment of any dividend or distribution in respect of the capital stock or any direct or indirect redemption, purchase or other acquisition or any of the capital stock of Invvision;

                  (e) any increase in the compensation payable or to become payable by Invvision, including any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other ernployee benefit plan, payment, or arrangement, to any of their respective officers, directors, employees, consultants or agents, except for ordinary and customary bonuses and salary increases for employees, which bonuses and salary increases are set forth in Schedule 1 .08(e), attached hereto;

                  (f) any significant work interruptions, labor grievances or claims filed;

                  (g) except for the Agreement, any sale or transfer, or any agreement to sell or transfer any material assets, properties or rights of lnvvision to any person, including, without limitation, the Invvision shareholders, except assets, properties or rights not used or useful in its business which, in the aggregate have a value of less than $1,000;

                  (h) any cancellation, or agreement to cancel, any indebtedness or other obligation owing to Invvision, except debts or claims which in the aggregate are of a value less than $1,000;

                  (i) any increase in the indebtedness of lnvvision, other than accounts payable incurred in the ordinary course of business or incurred in connection with the transactions contemplated by this Agreement;

                  (j) any plan, agreement or arrangement granting any preferential rights to purchase or acquire any interest in any of the assets, property or rights of Invvision or requiring consent of any party to the transfer and assignment of such assets, property or rights;

                  (k) any purchase or acquisition of; or agreement, plan or arrangement to purchase or acquire, any property, rights or assets outside of the ordinary course of Invvision's business;

                  (l) any waiver of any material rights or claims of lnvvision;

                  (m) any material breach, amendment or termination of any material contract, agreement, permit or other right to which lnvvision is a party or any of their property is subject;

                  (n) any material change in Invvision's method of management, operation or accounting; or

                  (o) any other material transaction by Invvision outside the ordinary course of business.

         Section 1.09 Assets. lnvvision has good and indefeasible title to all of its properties. inventory, interests in properties, and assets, both real and personal, which are reflected in the most recent audited balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all hens, pledges, charges, or encumbrances except
(a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the


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present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties;  and
(c) as  described  in Schedule I .09.  attached  hereto.  Except as set forth in
Schedule 1.09, attached hereto, Invvision owns free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products they are currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with Invvison's business. Except as set forth in Schedule I .09. attached hereto, no third party has any right to, and Invvision has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial condition, income or business prospects of Invvision or any material portion of their properties, assets, or rights.

         Section 1.10 Litigation and Compliance with Law. There are no claims, actions, suits, proceedings or investigations pending or1 to the knowledge of Invvision, threatened against or affecting Invvision, at law or in equity, or before or by any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. No written notice of any claim, action, suit, proceeding or investigation, whether pending or threatened, has been received by Invvision and, to Invvision's knowledge, there is no basis therefore. Invvision does not have any knowledge of any default on their part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation would result in the discovery of such a default. lnvvision has conducted and is conducting its business in compliance with all laws applicable to them, their assets or the operation of their business, except to the extent that noncompliance would not materially and adversely affect the business, operations, assets or condition of Invvision or except to the extent that noncompliance would not result in the incurrence of any material liability for lnvvision.

         Section 1.11 Material Contracts.

                  (a) Except as included or described in Schedule 1.11 attached hereto, there are no material contracts, agreements, franchises, license agreements or other commitments to which Invvision is a party or by which they or any of their assets, products, technology or properties are bound;

                  (b) Alt contracts. agreements, franchises, license agreements and other commitments to which Invvision is a party, or by which its properties are bound, and which are material to the operations of Invvision taken as a whole are valid and enforceable by Invvision in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

                  (c) lnvvision is not a party to or bound by, and the properties of Invvision are not subject to, any contract, agreement other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may be foreseeable to materially and adversely affect, the business, operations, properties, assets or condition of Invvision; and

                  (d) Except as included or described in Schedule 1.11 attached hereto, or reflected in the most recent balance sheet, Invvision is not a party to any oral or written (i) agreement,


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         contract or indenture relating to the borrowing of money; (ii) guaranty of any  obligation,  other  than one on which  Invvision  is a  primary
         obligor,   for  the   borrowing  of  money  or   otherwise,   excluding
         endorsements made for collection and other guaranties of obligations, which, in the aggregate do not exceed wore than one year or providing for payments in excess of $1,000 in the aggregate; or (iii) contract, agreement or other commitment involving payments by it of more than $1,000 in the aggregate.

         Section l .12 Material Contract Defaults. Invvision is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Invvision, and there is no event of default in any material respect under any such contract, agreement) lease1 or other commitment in respect of which Invvision, has not taken adequate steps to prevent such a default from occurring.

         Section 1.13 Labor and Employee Relations, Invvision is not bound by or subject to any oral or written (1) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement, or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended ("ERISA'5); (iii) collective bargaining agreement; or (iv) agreement with any present or former officer or director of Invvision. There is no pending or, to Invvision's knowledge, threatened labor dispute involving Invvision and any group of its employees nor has Invvision experienced any significant labor interruptions over the past five years. Invvision is not bound by or subject to any arrangement with any labor union. No employees of Invvision are represented by any labor union or covered by any collective bargaining agreement nor, to lnvvision's knowledge, is any campaign to establish such representation in progress. Invvision has no knowledge of any significant issues or problems in connection with the relationship with its employees.

         Section 1.14 Insurance. All the insurable properties of Invvision is insured for its full replacement value against all risks customarily insured against by persons operating similar properties in localities where such properties are located and under valid and enforceable policies by insurers of recognized responsibility. Such policy or policies containing substantially equivalent coverage will be outstanding on the date of consummation of the transactions contemplated by this Agreement.

         Section  1.15  Material  Transactions  or  Affiliations.  Set  forth in
Schedule 1.15, attached hereto, is a description of every material contract, agreement1 or arrangement between Invvision arid any predecessor and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record, or known by Invvision to own beneficially, five percent (5%) or more of the issued and outstanding common stock of Invvision and which is to be performed in whole or in part after the date hereof or which was entered into not more than three years prior to the date hereof In all of such transactions, the amount paid or received, whether in cash, in services, or in kind, is, had been during the lull term thereof, and is required to be during the unexpired portion of the term thereof, no less favorable to Invvision than terms available from otherwise unrelated patties in arm's length transactions. Except as disclosed in Schedule t .15. attached hereto, or otherwise disclosed herein, no officer, director, or five percent (5%) shareholder of lnvvision has had any interest, direct or indirect, in any material transaction with Invvision. There are no commitments by Invvision, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with, any such affiliated person.


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         Section I 16 Invvision Schedules.  Invvision has delivered to Omni Park as a part of this Agreement the following additional schedules all certified by the president of Invvision as complete, true, and correct:

                  (a) Schedule 1.16(a). attached hereto, containing a description of all real property owned by Invvision, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim, or equity interest of any nature whatsoever in such real property;

                  (b) Schedule ii 6(b). attached hereto, listing the accounts receivable and notes and other obligations receivable of Invvision as of April 20, 2001, or that arose thereafter other than in the ordinary course of business of Invvision, indicating the debtor and amount, and classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments which are in the aggregate material and due to or claimed by such creditor;

                  (c) Schedule 1.l6(c), attached hereto, listing the accounts payable and notes and other obligations payable of lnvvision as of April 20, 2001, or that arose thereafter other than in the ordinary course of the business of Invvision, indicating the creditor and amount, classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set-offs, reimbursements, discounts, or other adjustments, which in the aggregate are material and due or payable to Invvision respecting such obligations;

                  (d) Schedule I .16(d), attached hereto, containing a copy of the board of directors' and shareholders' minutes of Invvision since inception

         Section 1.17 Disclosure. The information set forth in this Agreement and m the Schedules attached hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE H

                   REPRESENTATIONS, COVENANTS, AND WARRANTIES
                         OFP. 1[E INVVISION SELAREHOLDERS

         As an inducement to, and to obtain reliance of Omni Park, the Invvision Shareholders represent and warrant as follows:

         Section 2.01 Ownership of Invvision Shares. Each Invvision Shareholder hereby represents and warrants with respect to itself that it is the legal and beneficial owner of the number of Invvision shares set forth opposite its name at the foot of this agreement, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever, and each such shareholder has till right, power, and authority to transfer, assign, convey, and deliver its Invvision shares; and delivery of such shares at the closing will convey to Omni Park good and marketable title to such shares fret and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever-

                                   AECLE III

                   REPRENTATIONS, COVENANTS, AND WARRANTIES
                                  OF OMNI PARK

         As an inducement to, and to obtain the reliance of Invvision and the Invvision Shareholders, Omni Park represents and warrants as follows:

         Section 3.01 Due Organization and Qualification. Omni Park is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is duty authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of public authorities and to carry on its business in the places and in the manner as now conducted. Omni Park has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as such business is currently being conducted. Schedule 3.01 attached hereto, includes true, complete and correct copies of the Articles/Certificate of Incorporation, as amended, and Bylaws of Omni Park as in effect on the date hereof.

         Section 3.02 Authorization: Non-Contravention; Approvals

                  (a) Omni Park has the requisite power and authority to enter into this Agreement. The board of directors of Omni Park has authorized the execution, delivery and performance of this Agreement and has approved the transactions contemplated hereby. No additional corporate proceedings on the part of Omni Park is necessary to authorize the execution and delivery of this Agreement and the consummation by Omni Park of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Omni Park, and, assuming due authorization, execution and delivery hereof by Invvision and the Invvision Shareholders, constitutes a valid and binding agreement of Omni Park, enforceable against each of them in accordance with its terms.

                  (b) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate or result in a breach of any provision of; or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by) or result in a right of termination or acceleration under, or result in the creation of any encumbrance upon any of the properties or assets of Omni Park under any of the terms, conditions or provisions of (I) the Articles/Certificate of Incorporation or Bylaws, (ii) any laws applicable to Omni Park or any of the properties or assets of Omni Park, or (iii) any material note, bond, indenture, mortgage, deed of trust, license, franchise, permit, concession, lease or other material instrument, obligation or agreement of any kind to which Omni Park is now a patty or by which any of its properties or assets may be hound or affected.

                  (c) Omni Park does not and never has conducted any business of any kind and as of the Closing will not have conducted any business.

         Section 3.03 Capitalization The authorized capitalization of Omni Park consists of fifty million (50,000,000) shares of common stock, $O.00E par value per share, of which eight million, seven hundred thiry seven thousand? two hundred forty four (8,737,244) shares are currently issued and outstanding and zero shares of preferred stock are authorized. At the signing of this Agreement, Omi Park shall cause to be effected a one for eight (1 for 8) reverse stock split, with the capitalization to remain at 50,000,000 common shares authorized, the par value to remain at $0.001, and fractional shares to be rounded up. After such reverse split, the outstanding shares of Omni Park (without effect of the rounding adjustment) shall be one million, ninety two thousand, one hundred and fifty six (1,092,l56) shares. All of the issued and outstanding shares of Omni Park are owned beneficially and of record by the shareholders set forth hi Schedule 3.03 attached hereto. All of the issued and outstanding shares of Omni Park have been duly authorized and validly issued, are fishy paid and nonassessable, and were offered, issued, sold and delivered by Omni Park in compliance with all applicable laws, including. without limitation, those laws concerning the issuance of securities. None of such shares were issued in violation of the preemptive rights of any past or present shareholder. No subscription, option, warrant, call, convertible or exchangeable security, other conversion right or commitment of any kind exists which obligates Omni Park to issue any of its outstanding capital stock or to purchase any capital stock of Omni Park.

         Section 3.04 Subsidiaries and Predecessor Corporations. Omni Park does not own, of record or beneficially, or control, directly or indirectly, any capital stock, securities convertible into or exchangeable for capital stock of any other equity interest in any corporation, association or other business entity- Omni Park is not, directly or indirectly, a participant in any joint venture, limited liability company, partnership or other noncorporate entity.

         Section 3.05 Financial Statements.

                  (a) Schedule 3.05(E- attached hereto, includes the audited balance sheet of Omni Park as or December 31, 2000, together with an audited statement of operations and cash flow for the fiscal year ended December 317 2000.

                  (b) All such financial statements have been prepared in accordance with generally accepted accounting principles. The audited balance sheet presents fairly, as of its date, the financial condition of Omni Park. The statements of income, stockholders1 equity, and changes in financial condition reflect Fairly the information required to be set forth therein by generally accepted accounting principles. The books of account of Omni Park have been kept accurately in all material respects in the ordinary course of business, the transaction entered therein represent bona fide transactions, and the revenues, expenses, assets and liabilities of Omni Park have been properly recorded therein in all material respects.

         Section 3.06 Liabilities and Obligations. Omni Park did not have, as of the date of such balance sheet, nor has incurred since that date, except as and to the extent reflected or reserved against therein, any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature which should be reflected in a balance sheet or the notes thereto, prepared in accordance with generally accepted accounting principles.

         Section 3.07 Taxes. Omni Park has timely filed al requisite federal, state, local and other tax returns for all fiscal periods ended on or before the date hereof, and has duly paid in full or made adequate provision in the financial statements for the payment of all taxes for all periods ending at or prior to the date hereof, except that the federal income tax return for the year ended Dec ember 31, 2000 has not been filed. Omni Park will file it within twenty one days from the date of this agreement and warrants that no tax is due.
Schedule 3.07, attached hereto7 includes true and correct copies of the federal income tax returns of Omni Park filed since its date of inception. There are no examinations in progress or claims against Omni Park relating to taxes for any period prior to and including the balance sheet date and no written notice of any claim for taxes, whether pending or threatened, has been received. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial. Omni Park does not owe any unpaid federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) through the date hereof, for which Omni Park may be liable in its own right or as a transferee of the assets of; or as a successor to7 any other corporation or entity. Furthermore, except as accruing in the normal course of business, Omni Park does not owe any accrued and unpaid taxes to date of this Agreement-

         Section 3.08 Absence of Certain Changes or Events. Since December 31, 2000, except as set forth in this Agreement or in Schedule 3 EO8 attached hereto, Omni Park has conducted its operations in the ordinary course of business and there has not been:

                  (a) any material adverse change in the business, operations, properties, condition (financial or otherwise), assets, liabilities (contingent or otherwise), results of operations or prospects of Omni Park;

                  (b) any damage, destruction, or loss (whether or not covered by insurance) materially adversely affecting the business, operations, properties, assets or condition of Omni Park;

                  (c) any change in the authorized capital stock of Omni Park or in its outstanding securities or any change in the shareholders' ownership interests in Omni Park or any grant of any options, warrants, calls, conversion rights or commitments;

                  (d) any declaration or payment of any dividend or distribution in respect of the stock or any direct or indirect redemption, purchase or other acquisition of any of the stock of Omni Park;

                  (e) any increase in the compensation payable or to become payable by Omni Park, including any increase in any profit sharing, bonus, deferred compensation, insurance5 pension, retirement, or other employee benefit plan, payment, or arrangement, to any of its respective officers, directors, employees, consultants or agents, except for ordinary and customary bonuses and salary increases for employees in accordance with past practice, which bonuses and salary increases are set forth in Schedule 3.08(e), attached hereto;

         any significant work interruptions, labor grievances or claims filed;

                  (f) except for the Agreement, any sale or transfer, or any agreement to sell or transfer, any material assets, properties or rights of Omni Park to any person, including, without limitation, the Omni Park shareholders, except assets, properties or rights no used or useful in its business which, in the aggregate have a value of less than $1,000;

                  (g) any cancellation, or agreement to cancel, any indebtedness or other obligation owing to Omni Park, except debts or claims which in the aggregate are of a value less than $1,000;

                  (h) any increase in the indebtedness of Omni Park, other than accounts payable incurred in the ordinary course of business, consistent with past practices or incurred in connection with the transactions contemplated by this Agreement;

                  (i) any plan, agreement, arrangement granting any preferential rights to purchase or interest in any of the assets, property or rights of Omni Park or requiring consent of the transfer and assignment of such assets, property or rights;

                  (j) any purchase or acquisition of; or agreement, plan or arrangement to purchase or acquire, any property, rights or assets outside of the ordinary course of any of Omni Park's business;

                  (k) any waiver of any material rights or claims of Omni Park;

                  (l) any material breach, amendment or termination of any material contract, agreement, permit or other right to which Omni Park is a patty or any of its property is subject;

                  (m) any material change in Omni Park's method of management, operation or accounting;

                  (n) any other material transaction by Omni Park outside the ordinary course of business.

         Section 3.09 Assets. Omni Park has good and indefeasible title to all of its properties, inventory, interests in properties, and assets7 both real and personal, which are reflected in the most recent audited balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except
(a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in Schedule 3.09 attached hereto. Except as set forth in Schedule 3.09, attached hereto, Omni Park owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with Omni Park's business. Except as set forth in Schedule 3.09, attached hereto, no third party has any right to, and Omni Park has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-bow, proprietary techniques, trademarks, service marks, trade names, or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would have a materially adverse affect on the business, operations, financial condition, income, or business prospects of Omni Park or any material portion of its properties, assets, or rights.

         Section 3.10 Litigation and Compliance with Law There are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of Omni Park, threatened against or affecting Omni Park, at law or in equity, or before or by any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. No written notice of any claim, action, suit, proceeding or investigation, whether pending or threatened, has been received by Omni Park and, to Omni Park's knowledge, there is no basis therefor. Omni Park does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default. Omni Park has conducted and is conducting its business in compliance with all laws applicable to it, it assets or the operation of its business, except to the extent that noncompliance would not materially and adversely affect the business, operations, assets or condition of Omni Park or except to the extent that noncompliance would not result in the incurrence of any material liability for Omni Park.

         Section 3.11 Material Contracts

         Except for this Agreement, Omni Park has not entered into any contract with any other party.

         Section 3.12 Labor and Employee Relations. Omni Park does not have any employees.

         Section 3.13 Schedules. Omni Park has delivered to Invvision as a part of this Agreement the following additional schedules, all certified by the chief executive officer of Omni Park as complete, true, and correct:

                  (a) Schedule 3.l3 (a), attached hereto, containing a statement of cash on hand;

                  (b) Schedule 3.13(c), attached hereto, listing the accounts payable and notes and other obligations payable of Omni Park as of March 31, 2001, or that arose thereafter other than in the ordinary course of the business of Omni Park, indicating the creditor and amount, classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set-offs, reimbursements) discounts, or other adjustments, which in the aggregate are material and due or payable to Omni Park respecting such obligations;

                  (c) Schedule 3.13(d), attached hereto containing a copy of the board of directors' and shareholders' minutes approving the transaction associated with this Agreement.

         Section 3.14 Shareholders' Equity. At or prior to Closing, there shall be at least $100.00 of cash in Omni Park and liabilities as set forth in the Exhibit attached.

                                    ARTICLE V

                                PLAN OF EXCHANGE

         Section 4.0l The Exchange. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 4.05), each of the Invvision Shareholders hereby agrees to assign, transfer, and deliver to Omni Park, free and clear of all liens, pledges, encumbrances, charges, restrictions, or known claims of any kind, nature, or description, the number of shares of common stock of lnvvision set after his signature at the foot of this Agreement, in the aggregate consisting all of the issued and outstanding shares of common stock of Invvision, or four million, two hundred fifty seven. three hundred ninety three (4,257,393) post split shares3 and Omni Park agrees to acquire such shares on such date by issuing and delivering in exchange therefore solely shares of Omni Park restricted common stock, par value $0.00 I per share, in the amount of one post split share of Omni park for each outstanding share of lnvvision, or an aggregate amount of four million, two hundred fifty seven, three hundred ninety three (4,257,393) shares of Omni Park common stock, or approximately seventy nine and a half percent (79.58%) of the outstanding shares of Omni Park common stock (the "Exchanged Omni Park Stock"). At the Closing, each of the Invvision Shareholders shall, on surrender of his certificate or certificates representing such Invvision shares to the registrar and transfer agent, be entitled to receive a certificate or certificates evidencing shares of the Exchanged Omni Park Stock as provided herein. Upon the consummation of the transaction contemplated herein, alt shares of capital stock of Invvision shall be held by Omni Park.

         Section 4.02 Appointment of New Directors. In connection with the Closing of the transactions contemplated by this Agreement, the existing directors of Omni Park shall resign or be removed, seriatim, and shall appoint Edward P. Rea, John Edward Rea and C.S. Smith as directors to fill the vacancies created thereby, to serve until the next annual stockholders' meeting of Omni Park and their successors shall have been elected and qualified.

         Section 4.03 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be on a date and at such time as the parties may agree ("Closing date"), within the ten- day period commencing with the last to occur of the following: the Omni Park shareholders' meeting or such date as way be prescribed by any federal or state regulatory agency or authority prior to which the transactions contemplated hereby may not be effectuated. Such Closing shall take place on April 20, 2001, at 2515 Tarpley Road, Suite 100, Carrollton, Texas 75006.

         Section 4.04 Closing Events. At the Closing, each of the respective parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

                                    ARTICLE V

                                SPECIAL COVENANTS

         Section 5.01 Stockholder Meeting of Omni Park As soon as practicable following the execution of this Agreement, and prior to the Closing, a majority interest of the Omni Park shareholders shall approve the following proposals:

                  (a) the authorization and approval of this Agreement and the transactions contemplated thereby;

                  (b) the election of Edward P. Rea, John Edward Rea and C.S. Smith as directors of Omni Park;

                  (c) the amendment to the certificate of incorporation of Omni Park to change its name 10 INVVISION CAPITAL, INC.; and

                  (d) to take such other actions as the directors way determine are appropriate.

         Section 5.02 Access to Properties and Records. Omni Park and Invvision will each afford to the officers and authorized representatives of the other full access to the properties, books7 and records of each other as the case may be, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make or the affairs of the other, and each will furnish the other with such additional financial and operating data and other informal ion as to the business and properties of each other, as the case may be, as the other shall from time to time reasonably request.

         Section 5.03 Delivery of Books and Records. At the Closing. each company shall deliver each other the originals of the corporate minute books, books of account, contracts, records, and all other books or documents now in each company's possession or its representatives.

         Section 5.04 Special Covenants and Representations Regarding the Exchanged Stock The consummation of this Agreement and the transactions herein contemplated, including the issuance of the Exchanged Omni Park Stock to the shareholders of Invvision as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the Invvision Shareholders acquire such securities. In connection with reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, at the Closing the lnvvision Shareholders shall deliver to Omni Park Letters of representation in the form attached hereto as Schedule 5.04 attached hereto.

         Section 5.05 Third Party Consents and Certificates. Omni Park and lnvvision agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein and therein contemplated.

         Section 5.06 Actions Prior to Closing.

                  (a) From and after the date of this Agreement until the Closing Date and except as the Agreement or Schedules attached hereto or as permitted or contemplated by this Omni Park and lnvvision respectively, will each: i) carry on its business in substantially the same manner as it has heretofore;

                           ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

                           iii) maintain in full force and effect insurance comparable m amount and in scope of coverage to that now maintained by it;

                           iv) perform in all material respects all of its obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

                           v) use its best  efforts to maintain and preserve its
                  business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

                           vi) fully  comply  with and  perform in all  material
                  respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities

                  (b) From and after the date of this Agreement until the Closing Date, neither Omni Park nor Invvision will:

                           i) make any change in their  Articles or  Certificate
                  of Incorporation (except as provided for in Section 5.0lE or Bylaws;

                           ii) take any action  described in Section 1.08 in the
                  case of lnvvision or in Section 3.08, in the case of Omni Park (except as permitted therein or as disclosed in the applicable party's schedules); or

                      iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services.

         Section 5.07 Indemnification.

                  (a) Invvision hereby agrees to indemnify Omni Park each of the officers, agents and directors of Omni Part as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and El expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article I of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement. Indemnification shall include the right of the indemnified party to set-off with prior notice.

                  (b) Omni Park hereby agree to indemnify Invvision, the Invvision Shareholders, and each of the officers, agents and directors of Invvision as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article Ill of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement. Indemnification shall include the right of the indemnified party to set-off with prior notice.

                                   ARTICLE VI

                CONDITIONS PRECEDENT TO OBLIGATIONS OF INVVISION
                         AND THE INVVISION SHAREHOLDERS

         The obligations of Invvision and the Invvision Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

         Section 6.01 Accuracy of Representations. The representations and warranties wade by Omni Park in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Omni Park shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Omni Park prior to or at the Closing. Invvision shall be furnished with a certificate, signed by a duly authorized officer of Omni Park and dated the Closing Date, to the foregoing effect.

         Section 6.02 Officer's Certificates. Invvision shall have been furnished with a certificate dated the Closing Date and signed by a duty authorized officer of Omni Park to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the knowledge of Omni Park threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

         Section 6.03 No Material Adverse Change. Prior to tie Closing Date; there shall not have occurred any material adverse change in the financial condition, business, or operations of Omni Park nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Omni Park.

         Section 6.04 Good Standing. Invvision shall have received a certificate of good standing from the Secretary of State of the state of Texas or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that Omni Park is in good standing as a corporation in the state of Nevada and still has to file tax returns required to be flied by it - Omni Park represents and warrants that no tax is due.

         Section 6.05 Board of Directors Approval. The Board of Directors of Omni Park shall have approved this Agreement, the transactions contemplated hereby, and the other matters described in Section 4.01.

         Section 6.06 Other Items.

                 (a) Invvision shall have received Uniform Commercial Code certificates from the appropriate state of local authority or agency for each county and state in which any personal properly of Omni Park with a value in excess $1,000 is situated, dated as of the Closing Date, to the effect that there are no liens on such personal property, other than those disclosed in Schedule 6.06 (a) attached hereto.

                 (b) Omni Park shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Omni Park may reasonably request.

                                   ARTICLE VII

                CONDITIONS PRECEDENT TO OBLIGATIONS OP OMNI PARK

         The obligations of Omni Park under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:


         Section 7.01 Accuracy of Representations. The representations and warranties made by Invvision and the Invvision Shareholders in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and lnvvision and the Invvision Shareholders shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Invvision and the Invvision Shareholders prior to or at the Closing. Omni Park Shall have been furnished with a certificate, signed by a duly authorized executive officer of Invvision and dated the Closing Date, to the foregoing effect.

         Section 7.02 stockholder Approval. The stockholders of Invvision shall have approved this Agreement, the tram actions contemplated hereby, and the other matters described in Section 4.01.

         Section 7.03 Officer's Certificate. Omni Park shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of Invvision to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Invvision threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

         Section 7.04 No Material Adverse Ct-re, Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of Invvision nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of lnvvision.

         Section 7.05 Good Standing. Omni Park shall have received a certificate of good standing from the Secretary of State of the state of Texas or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that lnvvision is in good standing as a corporation in the State of Texas and has filed alt tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

         Section 7.06 Other Items.

                  (a) Omni Park shall have received Uniform Commercial Code certificates from the appropriate state of local authority or agency for each county and state in which any individual piece of personal property of Invvision with a value in excess $10,000 is situated, dated as of the Closing Date, to the effect that there are no liens on such personal property, other than those disclosed in a schedule attached hereto.

                  (b) Omni Park shall have received a shareholders' list of lnvvision containing the name, address, and number of shares held by each lnvvision shareholder as of the date of Closing certified by an executive officer of Omni Park as being true, complete, and accurate.

                  (c) Omni Park shall have received such flintier documents, certificates, or instruments relating to the transactions contemplated hereby as Omni Park may reasonably request.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.01 Brokers. Omni Park and Invvision agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement, except Twin Pointe, Ltd. to whom Omni Park has agreed to issue 250,000 post split S-8 shares of common stock. Omni Park and Invvision each agree to indemnify the other against any claim by any third person other than those described above for any commission,

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


brokerage, or finders, fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party. Omni Park, to be renamed Invvision Capital, Inc., will be responsible for filing the S-8 with the Securities & Exchange Commission.

         Section 8.02 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of Texas.

         Section 8.03 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:


      If to Omni Park, to:          OMNI PARKPASS, INC.
                                    709-B West Rusk #580
                                    Rockwall, Texas 75087
                                    Attention: Charles Smith, President

      If to lnvvision to:           INVVISION CAPITAL, INC.
                                    2515 Tarpley Road
                                    Suite E00
                                    Carrollton, Texas 75006
                                    Attention: C.J. Smith,

      With copies to:               Gardere & Wynne, ELL.P.
                                    3000 Thanksgiving Tower
                                    1601 Elm Street
                                    Dallas, Texas 7520E-476l
                                    Attention:  I. Bobby Majumder, Esq.

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

         Section 8.04 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys1 fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         Section 8.05 Confidentiality. Each party hereto agrees with the other parties that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence at! data and information obtained with respect to another party or any subsidiary' thereof from any representative, officer, director, or employee, or from any books or records or from personal inspection, or such other party, and shall not use such data or information or disclose the same to others, except
(i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement

         Section 8.06 Schedules; Knowledge. Each party is presumed to have fish knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

         Section 8.07 Third Party Beneficiaries. This contract is solely between Omni Park, Invvision and the Invvision Shareholders, and, except as specifically provided, no director, officer, stockholder, employee, agent independent contractor, or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

         Section 8.08 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof, including this Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations5 or warranties, written or oral except as set forth herein.

         Section 8.09 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated-

         Section 8.10 Counterparts. This Agreement nay be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document.

         Section 8.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the tern's contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.


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


         IN WITNESS WUEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above-written.


                                   OMNI PARKPASS.COM INC.


                                   By  ____________________
                                       Charles Smith, President


                                   INVVISION CAPITAL, INC.

                                   By ____________________
                                      Edward P. Rea, Chairman






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